UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

WEBSTER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31486	06-1187536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Elm Street, Stamford, Connecticut 06902

(Address and Zip Code of Principal Executive Offices)

203-578-2202

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25%Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures below under 8.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On September 4, 2025, Webster Financial Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule 1 thereto (the “Underwriters”). Pursuant to the terms of the Underwriting Agreement, the Company agreed to sell, and the Underwriters agreed to purchase severally, subject to and on the conditions set forth therein, $350,000,000 aggregate principal amount of the Company’s 5.784% Fixed Rate Reset Subordinated Notes due 2035 (the “Notes”) in a registered public offering pursuant to an effective shelf registration statement on Form S-3 (Registration File No. 333-276034).

On September 11, 2025, the Company issued and sold the Notes pursuant to a Subordinated Debt Indenture dated as of September 11, 2025 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee, as supplemented by a First Supplemental Indenture dated as of September 11, 2025 to the Base Indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes will mature on September 11, 2035 (the “Maturity Date”). From and including September 11, 2025 to, but excluding, September 11, 2030, the Notes shall bear interest at a fixed rate per annum equal to 5.784%. From and including September 11, 2030 (the “reset date”) to, but excluding, the Maturity Date, the Notes shall bear interest at a fixed rate per annum equal to the U.S. Treasury Rate for a five-year maturity as of the third business day preceding the reset date, plus a spread of 212.5 basis points, provided that in the event the interest rate is less than zero, the interest rate shall be deemed to be zero. Interest on the Notes shall be payable semiannually in arrears on March 11 and September 11 of each year, commencing on March 11, 2026. The Company may redeem the Notes at such times and at the redemption prices as provided for in the Indenture.

The preceding is a summary of the terms of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the form of the Notes, and is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 to this report, the Base Indenture filed as Exhibit 4.1 to this report, the First Supplemental Indenture filed as Exhibit 4.2 to this report, and the form of the Notes filed as Exhibit 4.3 to this report, which are incorporated herein by reference as though they were fully set forth herein. The opinion of counsel for the Company is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 4, 2025, by and among Webster Financial Corporation and BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Subordinated Debt Indenture dated as of September 11, 2025, between Webster Financial Corporation and U.S. Bank Trust Company, National Association, as Trustee.

4.2	First Supplemental Indenture dated as of September 11, 2025, between Webster Financial Corporation and U.S. Bank Trust Company, National Association, as Trustee.

4.3	Form of 5.784% Fixed Rate Reset Subordinated Note (included in Exhibit 4.2 hereto).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

By:	/s/ Neal Holland
Neal Holland
Senior Executive Vice President and Chief Financial Officer

Date: September 11, 2025